press release

Core Scientific to Provide CoreWeave up to 16 MW of Data Center Infrastructure to Support AI and HPC Workloads in Long Term Hosting Contract with Potential Revenue of More than $100 Million
•Strategic extension of data center hosting business levers Core Scientific’s expertise in high value compute to broaden revenue model to customers engaged in rapidly growing High-Performance Computing (“HPC”)
•Core Scientific leases Austin, TX data center formerly housing Hewlett Packard; provides basis for potential growth opportunities with expanded infrastructure
•The Company expects this contract to be accretive to 2024 earnings

AUSTIN, Texas, March 6, 2024 – Core Scientific, Inc. (Nasdaq: CORZ) ("Core Scientific" or “the Company”), a leader in bitcoin mining and digital infrastructure for emerging high-value compute, and CoreWeave, the leading specialized GPU cloud provider, today announced a multi-year contract for Core Scientific to supply up to 16 MW of data center infrastructure to CoreWeave. The total potential revenue associated with the contract is more than $100 million.

Under the terms of the contract, Core Scientific will deliver up to 16 MW of capacity at its new Austin, TX data center to host CoreWeave’s infrastructure. Core Scientific is leasing a tier 3 data center in Austin that formerly housed Hewlett Packard to expand its hosting business to include HPC.

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“CoreWeave delivers massive scale GPU compute resources on top of the industry's fastest and most flexible infrastructure,” said Michael Intrator, CoreWeave CEO. “Our strong business relationship with Core Scientific is based on years of demonstrated responsiveness, high uptime data centers, professionalism and trust. Both companies share a core belief in accelerating innovation, which our collaboration will help to achieve in rapidly growing applications in AI and high-performance computing.”

“At Core Scientific, we deploy our unique asset base strategically to achieve our mission: to accelerate digital innovation by scaling high-value compute rapidly, efficiently and responsibly,” said Core Scientific CEO, Adam Sullivan. “Our new data center in Austin will support CoreWeave’s near-term requirements while also expanding and diversifying Core Scientific’s hosting customer portfolio across two categories of high value compute: bitcoin mining and specialized GPU cloud compute. We look forward to exceeding CoreWeave’s expectations, helping them achieve their business objectives and exploring opportunities to expand our relationship in alignment with our infrastructure expansion plans."

Core Scientific hosted CoreWeave’s GPU processing hardware in its data centers from 2019 through 2022. Core Scientific operates more than 300 MW of energized infrastructure in proximity to major metropolitan areas and with access to high-bandwidth telecommunications infrastructure, both necessary requirements to support GPU cloud compute workloads.

“We believe today’s Core Scientific has the valuable ability to flex our asset base in order to maximize revenue and earnings. Our diversified business model and leading
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scale enable us to continue operating as a low-cost bitcoin miner while also expanding our hosting customer base and diversifying our earnings streams”, added Sullivan.

As of January 31, 2024, Core Scientific operated seven data centers in five U.S. states, most with minimum operating capacity of 100MW, for a total operating capacity of 724 MW. The Company’s stated growth plan calls for 372 MW of bitcoin mining infrastructure expansion at its two Texas data centers, equivalent to more than 20 exahash of mining capacity. Core Scientific’s self-mining business produced more bitcoin in 2021, 2022 and 2023 than any other listed bitcoin miner in North America. The Company consistently delivers higher hash rate utilization than the average for its North American peer group and for bitcoin miners at scale.
ABOUT CORE SCIENTIFIC
Core Scientific is one of the largest bitcoin miners and hosting solutions providers for bitcoin mining in North America. Transforming energy into high value compute with superior efficiency at scale, we employ our own large fleet of computers (“miners”) to earn bitcoin for our own account and provide hosting services for large bitcoin mining customers at our seven operational data centers in Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1) and Texas (2). We derive the majority of our revenue from earning bitcoin for our own account (“self-mining”). To learn more, visit www.corescientific.com
FORWARD LOOKING STATEMENTS AND EXPLANATORY NOTES
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that
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predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include, but are not limited to, the following: risks and uncertainties relating to the Company’s ability to achieve significant cash flows from operations; the effects of the emergence from the Company’s chapter 11 cases on the Company’s liquidity, results of operations and business; the trading price and volatility of the Company’s common stock; the comparability of the Company’s post-emergence financial results to its historical results and the projections filed with the bankruptcy court in the Company’s chapter 11 cases; changes in the Company’s business strategy and performance; the possibility that the Company may be unable to achieve its business and strategic goals; the Company’s post-bankruptcy capital structure; attraction and retention of key personnel; the Company’s ability to achieve expected benefits from restructuring activities; restrictions on the Company’s operations contained in the agreements governing the Company’s indebtedness; the Company’s ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; the impact of the halving event; actions taken by third parties, including the Company’s creditors and other stakeholders, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if
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any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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